NYSE American Symbol – UEC

Uranium Energy Corp Completes Additional Uranium Purchases in the United States and Announces Financing

Corpus Christi, TX, March 17, 2021 - Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) is pleased to report that it has secured 800,000 pounds of additional U.S. warehoused uranium, consisting of 500,000 pounds for April delivery and 300,000 pounds for December delivery.

Including the previously announced acquisition of 400,000 pounds, UEC has now entered into contracts to purchase a total of 1,200,000 pounds of U3O8 at a volume weighted average price of $28.94 per pound.

The Company is also pleased to announce that it has entered into definitive agreements with institutional investors to purchase an aggregate of 10,000,000 common shares of the Company (each, a "Share") at a purchase price of $3.05 per Share and for gross proceeds of approximately $30,500,000 in a registered direct offering (the "Offering").  The closing of the Offering is expected to occur on or about March 19, 2021, subject to satisfaction of customary closing conditions.

Amir Adnani, President and CEO, stated: "We are successfully executing and expanding upon our physical uranium strategy.  This initiative will support three objectives: 1) strengthens our balance sheet as uranium prices appreciate; 2) provides strategic inventory to support future marketing efforts with utilities that could complement production and accelerate cashflows; and 3) increases the availability of our Texas and Wyoming production capacity to pursue specific opportunities for uranium of U.S. origin, which may command premium pricing due to the scarcity of domestic uranium production.  Following the closing of this offering and delivery of contracted drummed uranium, UEC will have approximately $95 million of cash, equity and inventory holdings, including approximately $35 million of U.S. warehoused uranium.”

The Company is offering and selling the Shares pursuant to a Securities Purchase Agreement dated March 16, 2021.  The Company anticipates that the net proceeds from the Offering will be used for additional uranium purchases and for general corporate and working capital purposes.

H.C. Wainwright & Co., Haywood Securities Inc. and TD Securities Inc. are acting as placement agents for the Offering.

The Shares are being offered by the Company pursuant to a prospectus supplement to the Company's effective shelf registration statement on Form S-3 (File No. 333-236571) previously filed with the United States Securities and Exchange Commission (the "SEC") and became effective March 3, 2020.  The Offering is being made only by means of a prospectus supplement and accompanying prospectus that form a part of the effective shelf registration statement. A prospectus supplement relating to the Offering will be filed by the Company with the SEC.  Electronic sopies of the prospectus supplement and accompanying base prospectus relating to the Offering may be obtained, when available, from the SEC's website at http://www.sec.gov, or from H.C. Wainwright & Co., LLC, 430 Park Avenue, 3rd Floor, New York, NY 10022 by e-mail at:placements@hcwco.com or by telephone at: (212) 856-5711.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.  The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement, the prospectus or the Company's shelf registration statement.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. As a leading pure-play American uranium company, UEC is advancing the next generation of low-cost and environmentally friendly In-Situ Recovery (ISR) mining uranium projects.  In South Texas, the Company’s hub-and-spoke operations are anchored by our fully-licensed Hobson Processing Facility which is central to our Palangana, Burke Hollow, Goliad and other ISR pipeline projects. In Wyoming, UEC controls the Reno Creek project, which is the largest permitted, pre-construction ISR uranium project in the U.S. Additionally, the Company’s diversified holdings provide exposure to a unique portfolio of uranium related assets, including: 1) major equity stake in the only royalty company in the sector, Uranium Royalty Corp; 2) physical uranium warehoused in the U.S.; and 3) a pipeline of resource-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay. In Paraguay, the Company owns one of the largest and highest-grade ferro-titanium deposits in the world. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC

WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, market and other conditions, risks that the Offering will not be completed, failure to satisfy the conditions to closing of the Offering, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.